SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)


Filed by the Registrant                                       |X|
Filed by a Party other than the Registrant                    |_|

Check the appropriate box:
|_|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                            ANALYSTS INVESTMENT TRUST
                            -------------------------
                (Name of Registrant as Specified in Its Charter)
                         -------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|   No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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          transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the
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          it was determined):
      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:


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      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)        Amount Previously Paid:


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      3)        Filing Party:


      4)        Date Filed:

                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                             ANALYSTS INTERNET.FUND
                              7750 MONTGOMERY ROAD
                              CINCINNATI, OH 45236

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2001

Dear Shareholders:

           The Board of Trustees of Analysts Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Analysts Stock Fund, the Analysts Fixed Income Fund and the Analysts internet.fund (each a "Fund," collectively the "Funds") to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236 on September 28, 2001 at 9:00 a.m., Eastern Standard Time, for the following purposes:

     1. Approval or disapproval of a new management agreement for each Fund with Equity Analysts Inc. NO INCREASE IN THE MANAGEMENT
           FEE OF ANY FUND IS PROPOSED.

     2. Approval or disapproval of a sub-advisory agreement for the Funds between Equity Analysts, Inc., the Funds' investment adviser, and O'Sullivan Sims & Hogan, Inc., the proposed sub-adviser. NO FEE INCREASE IS PROPOSED.

     3. To elect members of the Board of Trustees to hold office until their successors are duly elected and qualified.

     4. Ratification of the selection of Berge and Company LTD as the independent accountants for each Fund for the fiscal year ending July 31, 2002.

FOR THE ANALYSTS INTERNET.FUND SHAREHOLDERS ONLY. THIS PROPOSAL DOES NOT APPLY TO THE ANALYSTS STOCK FUND OR THE ANALYSTS FIXED INCOME FUND:

      5. Amendment of the fundamental investment limitations of the Analysts internet.fund so that the Fund will no longer be required to invest at least 25% of its assets in the Internet industry.

      6. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

           Shareholders of record at the close of business on August 31, 2001 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees


                                                                      CRAIG HUNT
                                                                       Secretary
September 10, 2001

                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR FAX IT TO (513) 984-2411, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                             ANALYSTS INTERNET.FUND
                              7750 MONTGOMERY ROAD
                              CINCINNATI, OH 45236
                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2001

                                  ------------

                                  INTRODUCTION

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Analysts Investment Trust, on behalf of the Analysts Stock Fund, the Analysts Fixed Income Fund and the Analysts internet.fund (each a "Fund," collectively the "Funds") for use at the Special Meeting of Shareholders of the Funds (the "Meeting") to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236 on September 28, 2001 at 9:00 a.m., Eastern Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 11, 2001.

           Equity Analysts Inc. ("Equity Analysts") currently serves as the investment adviser to the Funds. On August 9, 2001 the Board of Trustees considered the adoption of new management agreements for each Fund with Equity Analysts. The new management agreements would be largely the same as the current agreements, but would make a few important changes:

      - The new management agreements authorize Equity Analysts to retain a sub-adviser (AT EQUITY ANALYSTS' EXPENSE) to provide investment advisory services to the Funds. Equity Analysts desires to retain O'Sullivan Sims & Hogan, Inc. ("OS&H") as sub-adviser, and believes that OS&H can bring benefits to the Funds' shareholders.

      - The new management agreement for the internet.fund reduces the management fee paid to Equity Analysts, while the management fees paid on behalf of the Stock Fund and the Fixed Income Fund remain unchanged.

      - The new management agreements provide that each Fund will pay any 12b-1 distribuition expenses, and the description of the expenses paid by the Funds has been revised to clarify that each Fund pays all of its borrowing costs (including dividend expense on securities sold short), not just interest expense.

           The Board of Trustees further considered the adoption of a sub-advisory agreement between Equity Analysts and OS&H. Under the proposed sub-advisory agreement, OS&H would provide investment advisory services to the Funds in consideration of the payment of a sub-advisory fee by Equity Analysts. THE SUB-ADVISORY AGREEMENT WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE FUNDS.

           The Board of Trustees further considered a proposal to amend the fundamental investment limitation of the internet.fund regarding concentration. The proposal would amend the current investment limitation so that the internet.fund would no longer be required to concentrate at least 25% of its assets in the Internet industry, and thus make the internet.fund's policy with regard to concentration consistent with the concentration policies of the Stock Fund and the Fixed Income Fund. The proposal to amend the concentration limitation of the internet.fund was considered in connection with the retention of OS&H as a sub-adviser, and as part of a more general strategy to broaden the scope of the internet.fund. Under this strategy, the name of the Fund would be changed to the Analysts Aggressive Stock Fund, and the investment strategies of the Fund would be changed to provide greater flexibility to the Fund's adviser and sub-adviser in seeking to achieve the Fund's investment objective. The proposal to amend the concentration policy of the internet.fund allows the adviser and sub-adviser to put this broader strategy into effect.

           Therefore, the shareholders of the Funds are being asked to consider several proposals. Because some of the proposals affect more than one Fund, the proposals are summarized in the following table. Only the shareholders of a Fund affected by a proposal are asked to vote on that proposal.


--------------------------------------------------------------- ------------------------------------------------
PROPOSAL:                                                       FUNDS AFFECTED:
--------------------------------------------------------------- ------------------------------------------------
I.  Approval of New Management Agreement                        Stock Fund, Fixed Income Fund, internet.fund
--------------------------------------------------------------- ------------------------------------------------
II. Approval of Sub-Advisory Agreement                          Stock Fund, Fixed Income Fund, internet.fund
--------------------------------------------------------------- ------------------------------------------------
III.Election of Members of the Board of Trustees                Stock Fund, Fixed Income Fund, internet.fund
--------------------------------------------------------------- ------------------------------------------------
IV. Ratification of Independent Accountants                     Stock Fund, Fixed Income Fund, internet.fund
--------------------------------------------------------------- ------------------------------------------------
V.  Amendment of Fundamental Investment Limitation
    Regarding Concentration                                     internet.fund only
--------------------------------------------------------------- ------------------------------------------------


THE TRUST WILL SUPPLY WITHOUT COST, UPON REQUEST, A COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, WHICH INCLUDES FINANCIAL AND OTHER INFORMATION ABOUT THE FUNDS. MAIL YOUR REQUEST TO DAVID LEE MANZLER, JR., TREASURER, ANALYSTS INVESTMENT TRUST, 7750 MONTGOMERY ROAD, CINCINNATI, OH 45236, OR CALL COLLECT AT (513) 792-5400.

                                    PROPOSALS

                    I. APPROVAL OF NEW MANAGEMENT AGREEMENTS

THE CURRENT MANAGEMENT AGREEMENTS

           Equity Analysts currently serves as the investment adviser to the Stock Fund and the Fixed Income Fund pursuant to one management agreement for the two Funds, and currently serves as the investment adviser to the internet.fund pursuant to a separate management agreement. (each a "Current Agreement," collectively, the "Current Agreements"). The Current Agreement for the Stock Fund and the Fixed Income Fund between the Trust and Equity Analysts was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on August 11, 1993. The Current Agreement was approved by the shareholders of the Stock Fund and of the Fixed Income Fund on August 17, 1993, as the initial management agreement for both Funds. The Current Agreement for the internet.fund between the Trust and Equity Analysts was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the 1940 Act, on March 25, 1999, and by a majority of the shareholders of the internet.fund on May 3, 1999. The Board of Trustees approved the renewal of the Current Agreements on August 9, 2001.

           The Current Agreements are materially identical to each other, with the following exceptions:

      -    Each Fund pays a different management fee.

      - The Current Agreement for the Stock Fund and the Fixed Income Fund provides that Equity Analysts pays the compensation of the trustees and officers of the Trust, while the Current Agreement for the internet.fund provides that the internet.fund pays the expenses of the independent trustees.

      - The Current Agreement for the internet.fund provides that the Fund pays the borrowing costs (such as interest and dividend expenses on securities sold short) and any expenses which the Fund is authorized to pay pursuant to rule 12b-1 under the 1940 Act. The Current Agreement for the Stock Fund and the Fixed Income Fund does not provide for the payment of 12b-1 distribution expenses by the Stock Fund or the Fixed Income Fund. The Current Agreement for the Stock Fund and the Fixed Income Fund provides that the Trust pays interest expenses, but does not make clear that the Trust pays all borrowing costs (including dividend expenses on securities sold short), not just interest expense.

           The Current Agreements require Equity Analysts to provide the Funds with such investment advice as it deems advisable, to furnish a continuous investment program for each Fund consistent with the applicable Fund's investment objectives and policies and to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund's assets to be held uninvested, subject always to the applicable Fund's investment objective, policies and restrictions as are in effect from time to time and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The Current Agreements also provide that Equity Analysts will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Funds.

           Except as described above with respect to compensation of the trustees and officers of the Trust and the payment of borrowing costs and 12b-1 expenses, the Current Agreements are materially identical with regard to payment of expenses, in that Equity Analysts pays most operating expenses of the Funds, excluding brokerage fees and commissions, taxes, interest, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's trustees and officers with respect thereto.

           Pursuant to the Current Agreements, each Fund pays Equity Analysts a management fee computed and accrued daily and paid monthly at an annual rate as follows:

             STOCK FUND: 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.50% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000.

             FIXED INCOME FUND: 1.50% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00%
             of such assets from $40,000,000 to and including
             $100,000,000 and 0.75% of such assets in excess of $100,000,000.

             INTERNET.FUND: 3.00% of the average daily net assets of the Fund up to and including $20,000,000, 2.75% of such assets from $20,000,000 to and including $40,000,000, 2.50% of such assets from $40,000,000 to and including $100,000,000 and 2.25% of such assets in excess of $100,000,000.

           For the fiscal year ended July 31, 2001, the Stock Fund, the Fixed Income Fund and the internet.fund paid advisory fees of $174,189, $64,086, and $50,235 to Equity Analysts, respectively.

THE PROPOSED MANAGEMENT AGREEMENTS

           At its August 9, 2001 meeting, the Board of Trustees considered and approved, subject to approval by the shareholders of each Fund, a proposed new management agreement for each Fund (each a "Proposed Agreement," collectively the "Proposed Agreements"). The Proposed Agreements are identical to each other except that each Fund pays a different management fee.

           Each Proposed Agreement is materially the same as the Current Agreements, except for the following revisions:

      - The Proposed Agreements authorize Equity Analysts to delegate any or all of its responsibilities under the Proposed Agreements to one or more sub-advisers, provided that any agreement between Equity Analysts and a sub-adviser is approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" as defined in the 1940 Act, and by a majority of the shareholders of the applicable Fund. Neither of the Current Agreements expressly authorizes Equity Analysts to retain a sub-adviser or sub-advisers. The Proposed Agreements therefore revise the Current Agreements to permit Equity Analysts to retain a sub-adviser or sub-advisers.

      - The Proposed Agreement for the internet.fund reduces the management fee paid by the internet.fund to Equity Analysts. For the fiscal year ended July 31, 2001, Equity Analysts received from the internet.fund a fee equal to $50,235. Had the Proposed Agreement been in effect, Equity Analysts would have received $46,049, a difference of approximately 8.33%. The Proposed Agreements for the Stock Fund and the Fixed Income Fund do not change the management fee paid by those Funds to Equity Analysts.

      - The Proposed Agreements provide that each Fund, rather than Equity Analysts, will pay any borrowing costs (such as interest and dividend expenses on securities sold short), and any 12b-1 expenses associated with the distribution of such Fund. Under the Current Agreements, only the internet.fund is required to pay 12b-1 expenses. The Proposed Agreements therefore revise the Current Agreement with respect to the Stock Fund and the Fixed Income Fund to provide that those Funds will each pay any 12b-1 expenses. YOU SHOULD NOTE THAT THE PROPOSED REVISION OF THE CURRENT AGREEMENT WITH RESPECT TO 12B-1 DISTRIBUTION EXPENSES WILL HAVE NO IMPACT ON YOUR SHARES. No distribution expenses can be borne by the shareholders of any Fund unless those shareholders approve the adoption of a 12b-1 distribution plan. NO 12B-1 DISTRIBUTION PLAN IS CONTEMPLATED FOR ANY FUND AT THIS TIME. The Proposed Agreements further revise the Current Agreement with respect to the Stock Fund and the Fixed Income Fund to clarify that each Fund pays all of its borrowing costs (including dividend expense on securities sold short), not just interest expense.


      - The Proposed Agreements provide that Equity Analysts will pay the compensation and expenses of the trustees and officers of the Trust. Under the internet.fund's Current Agreement, the internet.fund pays the fees and expenses of the independent Trustees. The Proposed Agreements therefore revise the internet.fund's Current Agreement to provide that Equity Analysts will pay the compensation and expenses of the trustees and officers of the Fund (including the independent Trustees).

           Each of the Proposed Agreements provides that Equity Analysts will provide or arrange to be provided to the applicable Fund such investment advice as it deems advisable, furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objectives and policies, and determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Proposed Agreements also provide that Equity Analysts will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Funds.

           The Proposed Agreements provide that Equity Analysts will pay most operating expenses of the Funds. The Funds will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Funds will also pay expenses which they are authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

           As compensation for Equity Analysts' advisory services and agreement to pay certain expenses of the Funds, under the Proposed Agreements each Fund will pay Equity Analysts a management fee computed and accrued daily and paid monthly as follows:

               STOCK FUND: 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.50% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000.

               FIXED INCOME FUND: 1.50% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00%
               of such assets from $40,000,000 to and including
               $100,000,000 and 0.75% of such assets in excess of $100,000,000.

               INTERNET.FUND: 2.75% of the average daily net assets of the Fund up to and including $20,000,000, 2.50% of such assets from $20,000,000 to and including $40,000,000, 2.00% of such assets from $40,000,000 to and including $100,000,000 and 1.50% of such assets in excess of $100,000,000.

           In connection with purchases or sales of portfolio securities for the account of a Fund, Equity Analysts (or any sub-adviser) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by Equity Analysts, subject to review of these selections by the Board from time to time. Equity Analysts (or any sub-adviser) is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, Equity Analysts (or any sub-adviser) must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

           The liability provisions of the Proposed Agreements are the same as the Current Agreements. The Proposed Agreements provide that Equity Analysts and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Proposed Agreements or any other matter to which the Agreements relate, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Equity Analysts' duties under the Proposed Agreements, or by reason of reckless disregard by any of such persons of Equity Analysts' obligations and duties under the Proposed Agreements.

           Under the Proposed Agreements, the Trust and Equity Analysts acknowledge that all rights to the name "Analysts" belong to Equity Analysts and that the Trust is being granted a limited license to use such words in its Fund names or in any class name.

           If approved by Shareholders, it is expected that each Proposed Agreement will become effective on October 1, 2001. Each Proposed Agreement will continue in effect for two years from its effective date, and may continue thereafter on a year-to-year basis, subject to approval by the Trustees of the Trust or the vote of the holders of a majority of the outstanding shares of the applicable Fund. If a Proposed Agreement is not approved by the shareholders of a Fund, Equity Analysts will continue to act as the adviser of that Fund pursuant to the Current Agreement.

           The form of the Proposed Agreement for each Fund is attached hereto as Exhibit A. You should read the form of agreement. The description in this Proxy Statement of the Proposed Agreements is only a summary.

INFORMATION REGARDING EQUITY ANALYSTS

           Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236, is a registered investment advisory firm organized as an Ohio corporation on September 4, 1984. David Lee Manzler, Jr. currently owns more than 10% of the shares of Equity Analysts, and, as such, will indirectly benefit if the Proposed Agreements are approved.

           The names and principal occupations of the principal executive officers and directors of Equity Analysts are set forth below. Unless otherwise indicated, the business address of each director and officer is 7750 Montgomery Road, Cincinnati, Ohio 45236.



----------------------------------- ----------------------------------- -------------------------------------------------
NAME                                POSITION WITH EQUITY ANALYSTS       PRINCIPAL OCCUPATION
----------------------------------- ----------------------------------- -------------------------------------------------
David Lee Manzler, Jr.              President and Director              President of Equity Analysts
----------------------------------- ----------------------------------- -------------------------------------------------
Craig Hunt                          Secretary                           Secretary of Equity Analysts
----------------------------------- ----------------------------------- -------------------------------------------------
Bernard J. McEvoy                   Director                            Registered Representative of Equity Analysts
----------------------------------- ----------------------------------- -------------------------------------------------
Lawrence Tolliver
5657 Wooster Pike                   Director                            Human Resources officer, Cincinnati Gear Company
Cincinnati, Ohio 45227
----------------------------------- ----------------------------------- -------------------------------------------------


EVALUATION OF THE PROPOSED MANAGEMENT AGREEMENTS BY THE BOARD OF TRUSTEES

           The Board of Trustees has determined that it is desirable to approve the Proposed Agreements so that Equity Analysts can engage the services of a sub-adviser. The Board also believes that the Proposed Agreements will enable the Trust to continue to obtain for the Funds advisory services of high quality at costs that it deems appropriate and reasonable, and that approval of the Proposed Agreements is in the best interests of the Trust and the shareholders of the Funds.

           At a meeting of the Board of Trustees held on August 9, 2001, the Board, including the independent Trustees, evaluated the Proposed Agreement for each Fund. Based on its review, the Board of Trustees believes that the terms of the Proposed Agreements are fair to, and in the best interests of, the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the independent Trustees, unanimously recommends approval by the shareholders of each Proposed Agreement. In making this recommendation, the Trustees primarily evaluated (i) Equity Analysts' past performance as adviser to the Funds; (ii) financial statements of Equity Analysts; (iii) the experience, reputation, qualifications and background of Equity Analysts' investment personnel; (iv) the nature and quality of operations and services that Equity Analysts will continue to provide the Funds; (v) the benefits of continuity in services to be provided by Equity Analysts under the Proposed Agreements; (vi) Equity Analysts' ability to hire a sub-adviser to provide investment advisory services for the Funds; and
(vii) Equity Analysts' desire to increase the size of the Funds by retaining a sub-adviser.

           The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to: (1) the performance of the Funds since commencement of their operations; (2) the distinct investment objective and policies of each Fund; (3) that the compensation to be paid under the Proposed Agreements will be the same as or lower than the rate paid under the Current Agreements; (4) that the terms of the Proposed Agreements are substantially the same as the terms of the Current Agreements; (5) the financial condition of Equity Analysts; and (6) the commitment of Equity Analysts to pay or reimburse the Trust for certain operating expenses of the Funds.

           THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT.

                     II. APPROVAL OF SUB-ADVISORY AGREEMENT

           Under the terms of the current management agreements, Equity Analysts serves as the investment adviser for each of the Funds. Equity Analysts seeks to retain O'Sullivan Sims & Hogan, Inc. ("OS&H") as a sub-adviser for the Funds. Because, as discussed above, the Current Agreements do not expressly authorize Equity Analysts to delegate any of its responsibilities, rights or duties to a sub-adviser, the Trust is seeking, in Proposal I, approval of the Proposed Agreements for each of the Funds. Subject to shareholder approval of Proposal I (authorizing Equity Analysts to retain a sub-adviser) the Trust is seeking approval from the shareholders of the Funds for the proposed sub-advisory agreement. Subject to shareholder approval of the sub-advisory agreement, the Funds' Prospectus will be revised to reflect the principal investment strategies of OS&H, which differ in some respects from the strategies of Equity Analysts. For example, the Stock Fund currently holds significant investments in foreign securities. It is anticipated that OS&H, as sub-adviser, will change the Stock Fund's strategy to focus on investments in the common stock of domestic (U.S.) companies.

THE SUB-ADVISORY AGREEMENT

           The proposed sub-advisory agreement provides that, subject to the general supervision of Equity Analysts and in accordance with each Fund's investment objective, policies and restrictions, OS&H will manage the investment operations of each Fund and the composition of the portfolio of securities and investments belonging to each Fund, furnish a continuous investment program for each Fund and determine the securities to be purchased, held or sold by each Fund and the portion of each Fund's assets to be held uninvested.

           Under the proposed sub-advisory agreement, Equity Analysts (NOT THE APPLICABLE FUND) will pay OS&H an annual fee for services rendered with respect to each Fund as follows:

              STOCK FUND. For services rendered with respect to the Stock Fund, OS&H will receive a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of its average daily net assets.

              FIXED INCOME FUND. For services rendered with respect to the Fixed Income Fund, OS&H will receive a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of its average daily net assets.

              INTERNET.FUND. For services rendered with respect to the internet.fund, OS&H will receive a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of its average daily net assets.

           However, the sub-advisory fee paid to OS&H will be reduced during the first two years of the sub-advisory agreement on assets in each Fund as of September 29, 2001 (the effective date of the agreement). Information regarding the reduction in the sub-advisory fee during the first two years of the sub-advisory agreement is provided in the Investment Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit B.

           Under the terms of the sub-advisory agreement, OS&H will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of OS&H, as defined in the 1940 Act) incurred by it in connection with its activities under the sub-advisory agreement other than the cost of securities and investments purchased for each Fund (including taxes and brokerage commissions, if any).

           The proposed sub-advisory agreement is the same as the proposed management agreements with regard to OS&H's responsibilities in connection with portfolio transactions and the selection of brokers, and these responsibilities are described above.

           The liability provisions of the proposed sub-advisory agreement are the same as the current and proposed management agreements, and are described above.

           Subject to shareholder approval, it is expected that the sub-advisory agreement will become effective with respect to each Fund on October 1, 2001. The sub-advisory agreement provides that it will remain in force for a period of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement may be terminated by the Equity Analysts or the Trust with respect to any Fund at any time, without the payment of any penalty, on 30 days' written notice to OS&H. The sub-advisory agreement may be terminated by OS&H at any time, without the payment of any penalty, on 90 days' written notice to the Trust and Equity Analysts. The sub-advisory agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

           If any Fund does not approve the sub-advisory agreement, Equity Analysts will continue to serve as the investment adviser for that fund pursuant to the Current Agreement for the Fund, or, if approved, the Proposed Agreement.

           The sub-advisory agreement is attached as Exhibit B. You should read the agreement. The description in this Proxy Statement of the sub-advisory agreement is only a summary.

INFORMATION REGARDING O'SULLIVAN SIMS & HOGAN, INC.

           O'Sullivan Sims & Hogan, Inc., 250 West Court Street, Suite 312E, Cincinnati, Ohio 45202 is a registered investment advisory firm organized as an Ohio corporation on August 8, 1996. The following persons currently own more than 10% of the shares of OS&H: Patrick Declan O'Sullivan, Russell Sims and Mark Hogan.

           The names and principal occupations of the principal executive officers and directors of OS&H are set forth below. Unless otherwise indicated, the business address of each director and officer is 250 West Court Street, Suite 312E, Cincinnati, Ohio 45202.



--------------------------------- --------------------------------- --------------------------------------------------
NAME                              POSITION WITH OS&H                PRINCIPAL OCCUPATION
--------------------------------- --------------------------------- --------------------------------------------------
Patrick Declan O'Sullivan         President and Director            President of OS&H
--------------------------------- --------------------------------- --------------------------------------------------
Russell Swift Sims                Executive Vice President,
                                  Treasurer and Director            Executive Vice President and Treasurer of OS&H

--------------------------------- --------------------------------- --------------------------------------------------
Mark Chandler Hogan               Executive Vice President,         Executive Vice President and Secretary of OS&H
                                  Secretary and Director
--------------------------------- --------------------------------- --------------------------------------------------
James Edward Schwab               Director                          CEO of Xtek, a steel fabrication company.
11451 Reading Road
Cincinnati, Ohio 45241
--------------------------------- --------------------------------- --------------------------------------------------

EVALUATION OF THE PROPOSED SUB-ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

           At a meeting of the Board of Trustees held on August 9, 2001, the Board, including the Independent Trustees, evaluated the proposed sub-advisory agreement. In evaluating the proposed sub-advisory agreement, the Board, including the independent Trustees, relied on information about OS&H that was supplied at the Board meeting, including financial information.

           Based on its review, the Board of Trustees believes that the terms of the sub-advisory agreement are fair to, and in the best interests of, the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the sub-advisory agreement. In making this recommendation, the Trustees primarily evaluated (i) the past performance of OS&H in managing private accounts; (ii) financial statements of OS&H; (iii) the experience, reputation, qualifications and background of OS&H investment personnel; and (iv) the ability of OS&H to retain and attract qualified personnel.

           The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to: (1) the distinct investment objective and policies of each Fund; (2) the continuing responsibility of Equity Analysts, the Funds' adviser, for general oversight and supervision over OS&H, the sub-adviser; (3) the financial condition of OS&H; (4) the ability of OS&H to increase the size of the Funds by attracting additional assets, and the benefits potentially resulting to the Funds' shareholders, including (i) efficiencies in brokerage execution, (ii) diversification of Fund investments and (iii) the potential of reduced management fees; and (5) the commitment of OS&H to pay all expenses incurred by it in connection with its activities as sub-adviser other than the cost of investments purchased for the Funds.

           THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

                            III. ELECTION OF TRUSTEES

           The Board of Trustees has nominated the four individuals identified below for election to the Board. Each of the four Trustees elected will hold office until his successor is selected and qualified. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the four nominees. Each of the nominees has indicated a willingness to serve if elected. If a nominee should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of trusteeships or you have withheld authority as to the election of the Trustees, your proxies will be voted for such other nominee or nominees as the Board may recommend.

           The nominees for election, their ages, and a description of their principal occupations are listed in the table below.



============================== ===============================================================================================
NOMINEE                        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
============================== ===============================================================================================
David Lee Manzler, Jr.*        President, Treasurer and Trustee of the Trust since 1993; President and Director of Equity
Age:  40                       Analysts Inc.;  President of Manzler Aviation Inc.
------------------------------ -----------------------------------------------------------------------------------------------
Walter E. Bowles, III          Trustee of the Trust since 1993; President of Webco Environmental Management, Inc., an
Age:  40                       environmental consulting firm, since September 1993.
------------------------------ -----------------------------------------------------------------------------------------------
Robert W. Buechner             Trustee of the Trust since 1993; President of the law firm Buechner, Haffer O'Connell, Meyers
Age:  53                       & Healey Co., LPA.
------------------------------ -----------------------------------------------------------------------------------------------
Chetan Damania                 Trustee of the Trust since 2000; Engineer with Ethicon Endo-Surgery, a medical device
Age:  39                       manufacturer since November 1995.
============================== ===============================================================================================

* Mr. Manzler is deemed to be an "interested person" of the Trust and an "affiliated person" of the Trust and the Adviser, as those terms are defined in the 1940 Act because of his associations with the Trust and the Adviser.

           The shares of each Fund beneficially owned by each nominee and each current Trustee, as of August 31, 2001, is shown in the following table. For this purpose, "beneficial ownership' is defined in the regulations under section 13(d) of the Securities Exchange Act of 1934. The information is based on statements furnished to the Trust by the nominees.


============================== ============================ =============================== ========================
   NOMINEE/TRUSTEE               NAME OF FUND              AMOUNT BENEFICIALLY OWNED       PERCENT OF FUND
------------------------------ ---------------------------- ------------------------------- ------------------------
David Lee Manzler, Jr.         Analysts Stock Fund          15,554.982 (1)                  3.90%
------------------------------ ---------------------------- ------------------------------- ------------------------
David Lee Manzler, Jr.         Analysts internet.fund       16,670.025 (2)                  9.93%
------------------------------ ---------------------------- ------------------------------- ------------------------
David Lee Manzler, Jr.         Analysts Fixed Income Fund   2,992.727                       *
------------------------------ ---------------------------- ------------------------------- ------------------------
Walter E. Bowles, III          Analysts Stock Fund          1,676.325                       *
------------------------------ ---------------------------- ------------------------------- ------------------------
Walter E. Bowles, III          Analysts internet.fund       1,073.618                       *
------------------------------ ---------------------------- ------------------------------- ------------------------
Robert W. Buechner             Analysts Stock Fund          2,741.613                       *
------------------------------ ---------------------------- ------------------------------- ------------------------
Chetan Damania                 Analysts Stock Fund          47.798                          *
============================== ============================ =============================== ========================

(1) including 6,399.460 shares owned by Equity Analysts Inc., which shares Mr. Manzler may be deemed to beneficially own.
(2) including 13,424.703 shares owned by Equity Analysts Inc., which shares Mr. Manzler may be deemed to beneficially own.
*     less than 1% of the Fund

COMPENSATION TABLE

           The Board of Trustees held four regular meetings during the fiscal year ended July 31, 2001. Walter E. Bowles and James S. Todd (a former Trustee) attended two of the Board meetings. The other nominees attended all four Board meetings. The following table provides certain information relating to the compensation of the Trust's Trustees and officers for the fiscal year ended July 31, 2001.



======================================== ====================================
                NAME                     TOTAL COMPENSATION FROM TRUST
---------------------------------------- ------------------------------------
David Lee Manzler, Jr.                   $0
---------------------------------------- ------------------------------------
Walter E. Bowles, III                    $400
---------------------------------------- ------------------------------------
Robert W. Buechner                       $800
---------------------------------------- ------------------------------------
Chetan Damania                           $800
---------------------------------------- ------------------------------------
James S. Todd*                           $400
======================================== ====================================


* Effective July 26, 2001, Mr. Todd is no longer a Trustee.

           All Trustee compensation is paid by Equity Analysts, not the Trust or any Fund. Those Trustees who are not affiliated with the Adviser are paid a fee of $200 for each meeting attended.

TRUSTEES AND OFFICERS

           The principal occupations of the Trustees and executive officers of the Trust who are not Trustee nominees are as follows:

=============================== ==============================================
EXECUTIVE OFFICERS              BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------- ----------------------------------------------
Craig Hunt                      Secretary of the Trust since 2000; Secretary
Age: 32                         of Equity Analysts Inc.; financial analyst for
                                Equity Analysts Inc. since 1991.
=============================== ==============================================

           No executive officer of the Trust received compensation from the Trust for his services as officer.

           THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

            IV. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           The 1940 Act, which is the primary federal law that regulates the Trust, requires every registered investment company to be audited at least once a year by independent accountants selected by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act). The 1940 Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

           Under this proposal, shareholders of each Fund are asked to ratify the Board's unanimous selection of Berge and Company LTD ("Berge and Company") as the Fund's independent accountants for the fiscal year ending July 31, 2002. Berge and Company has been the independent accountant for the Stock Fund and the Fixed Income Fund since August 11, 1993. At that time, the Board of Directors unanimously selected Berge and Company as the independent accountant for each Fund based on its general auditing experience. Berge and Company has been the independent accountant for the internet.fund since March 25, 1999. At a meeting on August 9, 2001, the Board again selected Berge and Company as independent accountants for each Fund.

           AUDIT FEES. For the most recent fiscal year, the aggregate fees billed by Berge and Company for professional services rendered for the audit of the Funds' financial statements consist of an interim billing of $7,500.

           FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Berge and Company did not provide any financial information systems design and implementation services to the Trust or Equity Analysts for the most recent fiscal year.

           ALL OTHER FEES. For the Funds' most recent fiscal year, the aggregate fees billed by Berge and Company to the Trust for all other services was $1,650 for tax-related services provided to the Trust. For the Funds' most recent fiscal year, the aggregate fees billed by Berge and Company to Equity Analysts was $10,000 for the audit of Equity Analysts' financial statements, and $890 for tax-related services provided to Equity Analysts.

           The Board of Trustees of the Trust has considered whether the provision of such additional services by Berge and Company is compatible with such firm's independence with respect to the Trust.

           Berge and Company representatives are not expected to be present at the meeting. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Berge and Company as each Fund's independent accountant.

           THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

V. AMENDMENT OF THE FUNDAMENTAL INVESTMENT LIMITATION OF THE ANALYSTS INTERNET.FUND REGARDING CONCENTRATION

            In connection with approval of the sub-advisory agreement, the Board of Trustees has determined that it is in the interest of the shareholders of the internet.fund to broaden the scope and investment strategies of the Fund. Therefore, the name of the internet.fund will be changed to the Analysts Aggressive Stock Fund, and the investment strategies of the Fund will be changed to provide greater flexibility to the Fund's adviser and sub-adviser to pursue the Fund's investment objective. The Fund's Prospectus and Statement of Additional Information will be revised to reflect changes in the name and the principal strategies of the Fund.

            In order to implement these changes, the Board of Trustees, on August 9, 2001, adopted, subject to shareholder approval, a proposal to amend the current fundamental investment limitation of the internet.fund regarding concentration (the "Concentration Limitation"). Currently, the Concentration Limitation of the internet.fund provides that the internet.fund will not invest 25% or more of its assets in a particular industry, except that the Fund will invest more than 25% of its assets in the Internet industry. Thus, the current Concentration Limitation requires the internet.fund to invest more than 25% of its assets in Internet-related businesses.

            The Trustees are seeking shareholder approval of a proposed amendment of the Concentration Limitation of the internet.fund so that the Fund will no longer be required to invest at least 25% of its assets in the Internet industry (the "Proposed Amendment"). The Proposed Amendment would change the Concentration Limitation of the Fund to provide that the internet.fund will not invest 25% or more of its assets in a particular industry. The Proposed Amendment would make the internet.fund's Concentration Limitation consistent with those of the Stock Fund and the Fixed Income Fund, both of which Funds are prohibited from investing more than 25% of their assets in a particular industry.

            The Proposed Amendment would provide the Fund's adviser and sub-adviser with flexibility to invest the Fund's assets in furtherance of the Fund's investment objective--long term growth through capital appreciation. Because the Proposed Amendment would allow the Fund's adviser and sub-adviser to broaden the scope and adjust the principal investment strategies of the Fund, a majority of the Board of Trustees, including the Trustees who are not "interested persons" as defined in the 1940 Act have determined that in is in the best interest of the shareholders of the internet.fund to adopt the Proposed Amendment changing the Concentration Limitation of the internet.fund so that the Fund will no longer be required to invest at least 25% of its assets in the Internet industry.

           THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE ANALYSTS INTERNET.FUND VOTE FOR THE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION WITH REGARD TO CONCENTRATION.

                             OPERATION OF THE FUNDS

           Each Fund is a series of Analysts Investment Trust, a diversified open-end management investment company organized as an Ohio business trust on May 28, 1993. The Board of Trustees supervises the business activities of the Funds. As described above, each Fund currently retains Equity Analysts Advisors, Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236 as its investment adviser. Equity Analysts also serves as the exclusive agent for distribution of each Fund's shares.

                                    THE PROXY

           The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, your shares will be voted as follows:

      1. FOR ALL FUNDS: For approval of a new management agreement for each Fund with Equity Analysts, Inc.

      2. FOR ALL FUNDS: For approval of a sub-advisory agreement for the Funds between Equity Analysts, the Funds' investment adviser, and O'Sullivan, Sims & Hogan, Inc., the sub-adviser.

      3. FOR ALL FUNDS: For the election of members of the Board of Trustees to hold office until their successors are duly elected and qualified.

      4. FOR ALL FUNDS: To ratify the selection of Berge and Company LTD as the independent accountants for each Fund for the fiscal year ending July 31, 2002.

      5. FOR THE ANALYSTS INTERNET.FUND ONLY: For the amendment of the fundamental investment limitation of the Analysts internet.fund regarding concentration to prohibit the Fund from investing 25% or more of its assets in a particular industry.

      6. FOR ALL FUNDS: At the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.

           You may revoke your proxy at any time before it is exercised by (i) signing and delivering a subsequently dated proxy card, (ii) sending written notice to the President of the Trust revoking your proxy, or (iii) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

            The Board of Trustees has fixed the close of business on August 31, 2001 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 398,365.150 shares of beneficial interest of the Stock Fund, 361,185.962 shares of beneficial interest of the Fixed Income Fund and 167,791.095 shares of beneficial interest of the internet.fund issued and outstanding as of the Record Date.

           Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each holder of shares is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. As regards Proposal III, election of Trustees, the presence, in person or by proxy, of the majority of the shares entitled to vote of the Trust is necessary to constitute a quorum at the Meeting. As regards all other Proposals, the presence of the majority of the shares of each Fund entitled to vote is necessary to constitute a quorum at the Meeting for each Fund.

           The affirmative vote of a plurality of the voted shares of the Trust as a whole is necessary to approve Proposal III, election of Trustees. The affirmative vote of a simple majority of the voted shares of each Fund is required to approve Proposal IV, ratification of the selection of Berge and Company LTD. With respect to Proposal I, approval of new management agreement,

Proposal II, approval of sub-advisory agreement, and proposal V, amendment of fundamental limitation regarding concentration, approval requires the affirmative vote of the holders of a majority of the outstanding shares of the applicable Fund entitled to vote at the Meeting. As defined in the 1940 Act, a majority of the outstanding shares means the vote of (1) 67% or more of the voting shares present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less.

           "Broker non-votes" and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares represented at the meeting, but since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of any Fund's outstanding shares.



------------------------------- ------------------------------------- ----------------------------------- -----------------
TITLE OF FUND                   NAME AND ADDRESS OF                   AMOUNT BENEFICIALLY OWNED           PERCENT OF FUND
                                BENEFICIAL OWNER
------------------------------- ------------------------------------- ----------------------------------- -----------------
Analysts Stock Fund             David Sandman                         20,533.552                          5.15%
                                3845 Socialville-Foster Rd.
                                Mason, OH 45040
------------------------------- ------------------------------------- ----------------------------------- -----------------
Analysts internet.fund          Equity Analysts Inc.*                 13,424.703                          8.00%
                                7750 Montgomery Road
                                Cincinnati, OH 45236
------------------------------- ------------------------------------- ----------------------------------- -----------------
Analysts internet.fund          Sagi Raju                             11,321.677                          6.75%
                                5355 Indian Heights
                                Cincinnati, OH 45243
------------------------------- ------------------------------------- ----------------------------------- -----------------
Analysts Fixed Income Fund      David Sandman                         38,069.788                          10.54%
                                3845Socialville-Foster Rd.
                                Mason, OH 45040
------------------------------- ------------------------------------- ----------------------------------- -----------------
Analysts Fixed Income Fund      David Manzler Trust                   34,424.297                          9.53%
                                7750 Montgomery Road
                                Cincinnati, OH 45236
------------------------------- ------------------------------------- ----------------------------------- -----------------
Analysts Fixed Income Fund      Perfection Petroleum                  20,224.473                          5.60%
                                P.O. Box 33
                                Drake, KY 42128
------------------------------- ------------------------------------- ----------------------------------- -----------------

* As President and controlling shareholder of Equity Analysts, David Lee Manzler, Jr., President of the Trust, may be deemed to beneficially own these shares. When the shares owned by Equity Analysts are added to other shares beneficially owned by him, David L. Manzler, Jr. beneficially owns 9.93% of the outstanding shares of the internet.fund.

           As of the Record Date, all Trustees and Officers of the Trust as a group beneficially owned (if shares owned by Equity Analysts Inc. are treated as being owned by Mr. Manzler) 5.03% of the outstanding shares of the Stock Fund, 10.57% of the internet.fund, and less than 1% of the Fixed Income Fund.

                              SHAREHOLDER PROPOSALS

           The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Craig Hunt, Secretary, Analysts Investment Trust, 7750 Montgomery Road, Cincinnati, OH 45236.

                              COST OF SOLICITATION

           The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by Equity Analysts and OS&H. In addition to solicitation by mail, Equity Analysts and OS&H will request banks, brokers and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust, Equity Analysts and OS&H may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                 PROXY DELIVERY

           If you and another shareholder share the same address, the Trust will only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (513) 792-5400 or write the Trust at 7750 Montgomery Road, Cincinnati, Ohio 45226.

                                  OTHER MATTERS

           The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, in accordance with the recommendations of the Board of Trustees, if any, and discretionary authority to do so is included in the proxy.


                                              BY ORDER OF THE BOARD OF TRUSTEES



                                                      --------------------------
                                                                     Craig Hunt
Dated: September 10, 2001                                             Secretary



PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO (513) 984-2411.

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:          Equity Analysts Inc.
             7750 Montgomery Road
             Cincinnati, Ohio  45236

Dear Sirs:

           Analysts Investment Trust (the "Trust") herewith confirms our agreement with you.

           The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the __________________ Fund (the "Fund").

           You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

        1.   MANAGEMENT SERVICES
             -------------------

             You will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

             You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

        2.  ALLOCATION OF CHARGES AND EXPENSES
            ----------------------------------

             You will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers and employees of the Fund and of any other persons rendering any services to the Fund including any sub-adviser retained pursuant to Paragraph 1 above; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Fund.

             The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

        3.   COMPENSATION OF THE ADVISER
             ----------------------------

             For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of ____% of the average value of the daily net assets of the Fund.

             The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

        4.   EXECUTION OF PURCHASE AND SALE ORDERS
             -------------------------------------

             In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (or the sub-advisers retained pursuant to paragraph 1 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You (or the sub-advisers) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-advisers) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

             You (or the sub-advisers retained pursuant to Paragraph 1 above) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-advisers) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the sub-advisers) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-advisers) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-advisers') overall responsibilities with respect to the Fund and to accounts over which you (or the sub-advisers) exercise investment discretion. The Fund and you (and the sub-advisers) understand and acknowledge that, although the information may be useful to the Fund and you (or the sub-advisers), it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

             Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you (or the sub-advisers) may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

             Subject to the provisions of the 1940 Act, and other applicable law, you (or the sub-advisers retained pursuant to Paragraph 1 above), any of your (or the sub-advisers') affiliates or any affiliates of your (or the sub-advisers') affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-advisers) give any advice to clients concerning the shares of the Fund, you (or the sub-advisers) will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your (and the sub-advisers') services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you (or they) may render investment advice, management and other services to others, including other registered investment companies.

        5.    LIMITATION OF LIABILITY OF ADVISER
              ----------------------------------

             You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

             Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

        6.   DURATION AND TERMINATION OF THIS AGREEMENT
             ------------------------------------------

             This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

             If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

             This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

        7.   USE OF NAME
             -----------

             The Trust and you acknowledge that all rights to the name "Analysts" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Analysts" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Analysts" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

        8.   AMENDMENT OF THIS AGREEMENT
             ---------------------------

             No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.   LIMITATION OF LIABILITY TO TRUST PROPERTY
              -----------------------------------------

             The term "Analysts Investment Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

        10.  SEVERABILITY
             ------------

             In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

        11.   QUESTIONS OF INTERPRETATION
              ---------------------------

             (a) This Agreement shall be governed by the laws of the State of Ohio.

             (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

             (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

           12.  NOTICES
                -------
                Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is Analysts Investment Trust, 7750 Montgomery Road, Cincinnati, Ohio 45236, and your address for this purpose shall be Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236.

           13.  COUNTERPARTS
                ------------
                This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           14.  BINDING EFFECT
                --------------

                Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

           15.  CAPTIONS
                --------

                The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.


                                         Yours very truly,
ATTEST:

                                         Analysts Investment Trust

By: _________________________            By:_________________________________
Name/Title                                   David Lee Manzler, Jr., President

Dated: ___________, 2001



                                   ACCEPTANCE
                                   ----------

           The foregoing Agreement is hereby accepted.

ATTEST:
                                          Equity Analysts Inc.

By:_________________________________      By:_________________________________
Name/Title                                    David Lee Manzler, Jr., President

Dated: ___________, 2001

                                                                     EXHIBIT B


                        INVESTMENT SUB-ADVISORY AGREEMENT

           INVESTMENT SUB-ADVISORY AGREEMENT, dated as of __________________, 2001, between Equity, Analysts Inc., an Ohio corporation (the "Adviser"), and O'Sullivan Sims & Hogan, Inc., an Ohio corporation (the "Sub-Adviser").

                               W I T N E S E T H:
                               - - - - - - - - -

           WHEREAS, the Adviser acts as the investment adviser to Analysts Investment Trust, an Ohio business trust (the "Trust"), pursuant to Management Agreements dated August 16, 1993 and April 20, 1999 (the "Management Agreements");

           WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

           WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the funds of the Trust set forth on Exhibit A to this Agreement (the "Funds"), and the Sub-Adviser is willing to render such services.

           NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

           SECTION 1.APPOINTMENT AND STATUS OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser [to act as its agent] to provide investment advisory service to each series of shares of beneficial interest of the Trust set forth on an executed Exhibit to this Agreement (each a "Fund"), for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

           SECTION 2.SUB-ADVISER'S DUTIES. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to each Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

           (a) The Sub-Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets belonging to each Fund will be invested or held uninvested as cash;

           (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

           (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for each Fund, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and its Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

           (d) The Sub-Adviser shall determine the securities to be purchased or sold by each Fund and will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

           (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of each Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may request; and

           (f) The Sub-Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

           SECTION 3.EXECUTION OF PURCHASE AND SALE ORDERS. In connection with purchases or sales of portfolio securities for the account of a Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

           The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Funds and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

           Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Sub-Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

           Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of any Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

           SECTION 4.BOOKS AND RECORDS. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

           SECTION 5.EXPENSES OF THE SUB-ADVISER. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for each Fund (including taxes and brokerage commissions, if any).

           SECTION 6.COMPENSATION OF THE SUB-ADVISER. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee with respect to each Fund at an annual rate as set forth on the Addendum executed with respect to such Fund and attached hereto. This fee for each month will be paid to the Sub-Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of each Fund shall be calculated in the manner specified in the Trust's Prospectus.

           SECTION 7.USE OF NAME. The Trust, and Sub-Adviser acknowledge that all rights to the name "Analysts" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the Adviser, the Trust's right to the use of the name "Analysts" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety
(90) days' written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Monteagle" in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use these names.

           SECTION 8.LIABILITY OF THE SUB-ADVISER. Neither Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

           Any person, even though also a director, officer, employee, shareholder, member or agent of Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Sub-Adviser, or one under Sub-Adviser's control or direction, even though paid by Sub-Adviser.

           SECTION 9.DURATION AND TERMINATION. The term of this Agreement shall begin on the date of this Agreement for each Fund as to which an Exhibit hereto has been executed on the date of this Agreement and shall continue in effect with respect to each such Fund for a period of two years from the date of this Agreement. This Agreement shall continue in effect from year to year thereafter with respect to a Fund, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect until the next annual continuance of this Agreement and from year to year thereafter, subject to approval as described above. This Agreement may be terminated by the Adviser or the Trust with respect to any Fund at any time, without the payment of any penalty, by the Adviser with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, in any such case on 30 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

           SECTION 10. AMENDMENT. This Agreement may be amended by mutual consent of the Adviser, the Sub-Adviser and the Trust, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

           SECTION 11. NOTICES. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 250 West Court Street, Suite 312E, Cincinnati, Ohio 45202, and to the Adviser at 7750 Montgomery Road, Cincinnati, Ohio 45236, or at such other address or to such other individual as shall be specified by the party to be given notice.

           SECTION 12. GOVERNING LAW. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

           SECTION 13. SEVERABILITY. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

           SECTION 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           SECTION 15. BINDING EFFECT. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

           SECTION 16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto for otherwise affect their construction or effect.

           SECTION 17. CHANGE OF CONTROL. Sub-Adviser undertakes to notify Adviser and the Trust in writing sufficiently in advance of any change of control; as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

           SECTION 18. OTHER BUSINESS. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.


           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.


Equity Analysts, Inc.                              O'Sullivan Sims & Hogan, Inc.

By    __________________________________     By     ___________________________

Name: __________________________________     Name:  ___________________________


Title: _________________________________     Title:  __________________________

                                   ADDENDUM A
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT

           For all services rendered by the Sub-Adviser hereunder with respect to the below-named Funds, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, an annual fee with respect to each Fund equal to the percentage of the average daily net assets of the Fund set forth opposite its name below:

STOCK FUND:    0.50%. However, with respect to the amount of assets in the
               Stock Fund on the effective date of this Agreement (the "Initial
               Assets"), the sub-advisory fee shall be 0.20% of average daily net assets during the first full year of this Agreement. The sub-advisory fee on the Initial Assets shall increase to 0.35% after the first full year of this Agreement, and shall increase to 0.50% after the second full year of this Agreement, in each case provided the Fund's assets at the time of the scheduled increase are at least 80% of the Initial Assets.

AGGRESSIVE STOCK FUND: 0.65%. However, with respect to the amount of assets in the Aggressive Stock Fund on the effective date of this Agreement (the "Initial Assets"), the sub-advisory fee shall be 0.25% of average daily net assets during the first full year of this Agreement. The sub-advisory fee on the Initial Assets shall increase to 0.45% after the first full year of this Agreement, and shall increase to 0.65% after the second full year of this Agreement, in each case provided the Fund's assets at the time of the scheduled increase are at least 80% of the Initial Assets.

FIXED INCOME FUND: 0.35%. However, with respect to the amount of assets in the Fixed AIncome Fund on the effective date of this Agreement (the "Initial Assets"), the sub-advisory fee shall be 0.15% of average daily net assets during the first full year of this Agreement. The sub-advisory fee on the Initial Assets shall increase to 0.25% after the first full year of this Agreement, and shall increase to 0.35% after the second full year of this Agreement, in each case provided the Fund's assets at the time of the scheduled increase are at least 80% of the Initial Assets.


           IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their officers designated below as of the date set forth below.


Equity Analysts Inc.                            O'Sullivan Sims & Hogan, Inc.

By  __________________________________      By  _______________________________

Name: ________________________________      Name: _____________________________

Title: _______________________________      Title: ____________________________

PROXY

                               ANALYSTS STOCK FUND
                            ANALYSTS INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 28, 2001

           The undersigned shareholder of the Analysts Stock Fund (the "Fund"), a series of Analysts Investment Trust (the "Trust"), hereby nominates, constitutes and appoints David Lee Manzler, Jr. and Craig Hunt, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236 on September 28, 2001 at 9:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

           PROPOSAL I.         APPROVAL OF THE NEW MANAGEMENT AGREEMENT

           Approval of the new management agreement with Equity Analysts Inc.

                |_| FOR            |_| AGAINST           |_| ABSTAIN

           PROPOSAL II.        APPROVAL OF THE SUB-ADVISORY AGREEMENT

           Approval of the sub-advisory agreement between Equity Analysts Inc.
              and O'Sullivan Sims & Hogan, Inc.

                |_| FOR            |_| AGAINST           |_| ABSTAIN

           PROPOSAL III.       ELECTION OF TRUSTEES

           To elect the four persons named below to serve until their successors are elected and have qualified:

           David Lee Manzler, Jr., Walter E. Bowles, III, Robert W. Buechner,
               Chetan Damania

               |_| AUTHORITY GIVEN             |_| AUTHORITY WITHHELD

           IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

------------------------------------------------------------------------------

        PROPOSAL IV. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           Ratification of the selection of Berge and Company LTD as independent accountants of the Fund for the fiscal year ending July 31, 2000.

               |_| FOR             |_| AGAINST              |_| ABSTAIN

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I, II AND IV, AND A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL III. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

__________________     DATED:_____________      _______________________________
(Number of Shares)                              (Please Print Your Name)

                                                -------------------------------
                                                (Signature of Shareholder)

                                                -------------------------------
                                                (Please Print Your Name)

                                                -------------------------------
                                                (Signature of Shareholder)
                                                (Please date this proxy and sign
                                                your name as it appears on the
                                                label. Executors,
                                                administrators, trustees, etc.
                                                should give their full titles.
                                                All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

        PLEASE MARK, SIGN AND DATE THIS PROXY PROMPTLY. THEN MAIL IN THE
                  ENVELOPE PROVIDED OR FAX TO (513) 984-2411.

PROXY
                             ANALYSTS INTERNET.FUND
                            ANALYSTS INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 28, 2001

           The undersigned shareholder of the Analysts internet.fund (the "Fund"), a series of Analysts Investment Trust (the "Trust"), hereby nominates, constitutes and appoints David Lee Manzler, Jr. and Craig Hunt, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236 on September 28, 2001 at 9:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

           PROPOSAL I.    APPROVAL OF THE NEW MANAGEMENT AGREEMENT

           Approval of the new management agreement with Equity Analysts Inc.

                          |_| FOR       |_| AGAINST        |_| ABSTAIN

           PROPOSAL II.   APPROVAL OF THE SUB-ADVISORY AGREEMENT

           Approval of the sub-advisory agreement between Equity Analysts Inc.
               and O'Sullivan Sims & Hogan, Inc.

                          |_| FOR        |_| AGAINST        |_| ABSTAIN

           PROPOSAL III.  ELECTION OF TRUSTEES

           To elect the four persons named below to serve until their successors are elected and have qualified:

           David Lee Manzler, Jr., Walter E. Bowles, III, Robert W. Buechner, Chetan Damania

                          |_| AUTHORITY GIVEN         |_| AUTHORITY WITHHELD

           IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

--------------------------------------------------------------------------------

           PROPOSAL IV.    RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           Ratification of the selection of Berge and Company LTD as independent accountants of the Fund for the fiscal year ending July 31, 2000.

                          |_| FOR           |_| AGAINST         |_| ABSTAIN

           PROPOSAL V.  AMENDMENT OF THE FUNDAMENTAL INVESTMENT LIMITATION
             REGARDING CONCENTRATION

           Approval of the amendment of the fundamental investment limitation of the internet.fund Regarding Concentration.

                          |_| FOR           |_| AGAINST        |_| ABSTAIN

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I, II, IV AND V, AND A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL III. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

__________________   DATED:_____________        ______________________________
(Number of Shares)                              (Please Print Your Name)

                                                ______________________________
                                                (Signature of Shareholder)

                                                ______________________________
                                                (Please Print Your Name)

                                                ______________________________
                                                (Signature of Shareholder)
                                                (Please date this proxy and sign
                                                your name as it appears on the
                                                label. Executors,
                                                administrators, trustees, etc.
                                                should give their full titles.
                                                All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

                 PLEASE MARK, SIGN AND DATE THIS PROXY PROMPTLY.
          THEN MAIL IN THE ENVELOPE PROVIDED OR FAX TO (513) 984-2411.

PROXY

                           ANALYSTS FIXED INCOME FUND
                            ANALYSTS INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 28, 2001

           The undersigned shareholder of the Analysts Fixed Income (the "Fund"), a series of Analysts Investment Trust (the "Trust"), hereby nominates, constitutes and appoints David Lee Manzler, Jr. and Craig Hunt, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 7750 Montgomery Road, Cincinnati, Ohio 45236 on September 28, 2001 at 9:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

           PROPOSAL I.     APPROVAL OF THE NEW MANAGEMENT AGREEMENT

           Approval of the new management agreement with Equity Analysts Inc.

                          |_| FOR         |_| AGAINST        |_| ABSTAIN

           PROPOSAL II.    APPROVAL OF THE SUB-ADVISORY AGREEMENT

           Approval of the sub-advisory agreement between Equity Analysts Inc.
                    and O'Sullivan Sims & Hogan, Inc.

                          |_| FOR         |_| AGAINST       |_| ABSTAIN

           PROPOSAL III.   ELECTION OF TRUSTEES

           To elect the four persons named below to serve until their successors are elected and have qualified:

           David Lee Manzler, Jr., Walter E. Bowles, III,
                    Robert W. Buechner, Chetan Damania

                          |_| AUTHORITY GIVEN       |_| AUTHORITY WITHHELD

               IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

-------------------------------------------------------------------------------

           PROPOSAL IV. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           Ratification of the selection of Berge and Company LTD as independent accountants of the Fund for the fiscal year ending July 31, 2000.

                |_| FOR             |_| AGAINST           |_| ABSTAIN

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS I, II AND IV, AND A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL III. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________     DATED:_____________       __________________________
(Number of Shares)                              (Please Print Your Name)


                                                (Signature of Shareholder)


                                                (Please Print Your Name)


                                                (Signature of Shareholder)

                                                (Please date this proxy and sign
                                                your name as it appears on the
                                                label. Executors,
                                                administrators, trustees, etc.
                                                should give their full titles.
                                                All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

        PLEASE MARK, SIGN AND DATE THIS PROXY PROMPTLY. THEN MAIL IN THE
                  ENVELOPE PROVIDED OR FAX TO (513) 984-2411.